 Exhibit 99.1

SUBORDINATION AGREEMENT

Crossroads Financial Group, LLC
c/o The Forumat Stonecrest, LLC
11220 Elm Lane, Suite 200
Charlotte, NC 28277

Gentlemen:

The undersigned, Ryan Drexler with an address at (hereinafter referred to as the "Creditor"), represents that MusclePharm Corporation and/or Canada MusclePharm Enterprises Corp. (hereinafter collectively referred to as the "Borrower"), is indebted to the Creditor as follows:

Outstanding principal amount of indebtedness: $17,000,000 as of September 30, 2017.

Said indebtedness is evidenced by Notes dated December 7, 2015 and November 8, 2016.

The indebtedness is secured by the assets listed in the UCC filing Exhibit “A” attached hereto.

The Creditor represents that said indebtedness has not heretofore been assigned to or subordinated in favor of any other person, firm or corporation.

In order to induce CROSSROADS FINANCIAL GROUP, LLC (hereinafter referred to as the "Lender") to make loans and advances and/or to grant financial accommodations or credit to the Borrower at any time (including the extension or renewal, in whole or in part, of any antecedent or other debt), upon such terms and for such amounts as may be mutually agreeable to the Lender and the Borrower, and in consideration thereof, the Creditor acknowledges, covenants and agrees as follows:

1.           The Creditor does hereby subordinate the payment of the indebtedness of the Borrower to the Creditor described above, and any renewals, amendments, substitutions, revisions, etc., together with any and all interest accrued or to accrue thereon, and any other indebtedness, liabilities and obligations of Borrower (or any Borrower) to Creditor of any kind now existing or hereafter arising (all hereinafter referred to as the "Secondary Obligations") to the payment of any and all debts, obligations and liabilities of the Borrower to the Lender arising under, in connection with or evidenced by that certain that certain Loan and Security Agreement (as may be amended, restated, renewed, extended, supplemented, substituted and otherwise modified from time to time, the “Loan Agreement”) by and between Borrower and Lender, dated as of October 6, 2017 (all such obligations hereinafter referred to as the "Primary Obligations").

Notwithstanding the above prohibition on receipt of payments, so long as there is no Event of Default which is continuing under the Primary Obligations, both before and after the making of the payments, the Borrower may make and the Creditor may receive payments of normal interest due under the Note, but excluding default interest or penalty or any amounts due by acceleration. In the event of written notice of an Event of Default by Lender, all allowed payments shall cease so long as such Event of Default is continuing.

2.           The Creditor agrees to legend any note, debenture, or other interest evidencing the Secondary Obligations and any and all documents related to security for the Secondary Obligations, that the same are subject to the terms of a certain Subordination Agreement with CROSSROADS FINANCIAL GROUP, LLC dated September 30, 2017, and the Creditor shall provide evidence to Lender that all such documents contain the above described legend.

3.           Upon any distribution of any assets of the Borrower, whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise, the Lender shall be entitled to receive payment in full of the Primary Obligations prior to the payment of all or any part of the Secondary Obligations. To enable the Lender to assert and enforce its rights hereunder in any such proceeding or upon the happening of any such event, the Lender or any person whom the Lender may designate are hereby irrevocably appointed attorney in fact for the undersigned with full power to act in the place and stead of the undersigned, including the right to make, present, file and vote such proofs of claim against the Borrower on account of all or any part of the Secondary Obligations as the Lender may deem advisable (provided that the rights of Lender with respect to the filing of proofs of claim shall be limited to circumstances where the Creditor fails to take any such action as of the 10th day preceding the bar date therefore; provided that (x) Lender shall promptly notify the Creditor that it has filed such claim or proof of debt and shall provide a copy thereof to the Creditor and (y) the Creditor shall retain the right to correct any such claim or proof by amendment or otherwise) . By execution and delivery of this Agreement, the undersigned grants to the Lender full power and authority to effectuate the aforesaid power of attorney; and no further documents or instruments of any kind whatsoever shall be required to effectuate the Lender's rights under this Agreement or to implement the provisions of this Agreement. Notwithstanding the foregoing, Lender shall not have any right to vote any claim that the Creditor may have in such proceeding to accept or reject any plan or partial or complete liquidation, reorganization, arrangement, composition or extension (it being understood and agreed that Lender retains the right to vote its own claim in any manner Lender may elect).

4.           Notwithstanding anything contained in the provisions of the Uniform Commercial Code or any other applicable law relative to the priority of such security interests of the parties hereto as may now or in the future be perfected by the parties hereto, the Creditor acknowledges and agrees that (a) its security interests (if any) in the Borrower's assets are hereby made subordinate and junior in priority to the security interests of the Lender and its successors and assigns and (b) it shall not, prior to repayment in full of all Primary Obligations, foreclose any security interest or lien (consensual or non-consensual) it may now or hereafter have in or upon any asset or property of any Borrower or take any action that would, or could reasonably be expected to, hinder, in any manner, any exercise of remedies by Lender. Notwithstanding the foregoing or anything to the contrary herein, (i) Creditor may (x) exercise any and all available rights and remedies as an unsecured creditor (including, without limitation, declaring a default under the Secondary Obligations, accelerating the Secondary Obligations, commencing a suit thereon and pursuing judgment) except that Creditor may not enforce any judgment lien except as and to the extent permitted under subsection (ii) below and (y) file proofs of claim against the Borrower in any proceeding and may make such other demands or file such claims as may be necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders or rules of procedure, provided that the Creditor may not take any other action or receive any cash payment in connection therewith that is not permitted hereunder and (ii) after the passage of 180 days from the delivery of a notice by Creditor to Lender of the occurrence of an event of default in respect of the Secondary Obligations, Creditor may take any enforcement action and/or exercise any remedy, including the foreclosure of any lien, permitted under the agreements evidencing the Secondary Obligations; provided that (i) such 180 day period shall be tolled for any period during which Lender is stayed by an insolvency proceeding or court order from exercising any right or remedy against Borrower or any collateral securing the Primary Obligations and (ii) notwithstanding expiration of such 180 day period, Creditor shall not take any such enforcement actions or exercise any such remedies if Lender has commenced and is diligently pursuing in good faith and in accordance with applicable law the exercise of any right or remedy against any Borrower or any collateral securing the Primary Obligations.

5.            Except as expressly permitted in Sections 1 or 4 above, the Creditor agrees not to ask, demand, sue for, take or receive payment of or security for all or any part of the Secondary Obligations or to exercise any rights which the Creditor may have by agreement or by law, unless and until all and every part of the Primary Obligations have been fully paid and discharged.

6.           The Creditor has, to the extent deemed necessary by the Creditor, reviewed the existing agreements between the Lender and the Borrower, and understands that there is no commitment or obligation on the Lender's part to make any loans or advances or to extend credit to the Borrower; provided, however, that the Creditor further understands that such agreements may be modified, altered, or amended, without notice to or consent of the Creditor.

7.           The Creditor agrees not to sell, assign, transfer, pledge or hypothecate all or any part of the Secondary Obligations without first (a) disclosing to any such third party that said Secondary Obligations are subject to the terms of this Agreement and (b) delivering to Lender a written agreement, in form and substance reasonably satisfactory to Lender, of such third party to be bound by the terms of this Agreement to the same extent as Creditor hereunder. The Creditor shall legend any documents evidencing the Secondary Obligations, any security documents and/or financing statements to indicate that the Secondary Obligations are subject to the terms of this Agreement.

8.           The Lender may at any time, in its discretion, renew or extend the time of payment of all or any of the Primary Obligations or waive or release any collateral which may be held therefor, and the Lender may enter into such agreements with the Borrower as the Lender may deem desirable without notice to or further assent from the undersigned and without in any way affecting the Lender's rights hereunder.

9.           In the event the indebtedness is not evidenced by an instrument in writing, the Creditor and the Borrower agree, at the Lender's request, to reduce the Secondary Obligations to writing and the Creditor further agrees to endorse such instruments as aforesaid. Failure to comply with this paragraph does not limit and other parts of this Agreement.

10.           The Lender shall have no obligation to collect the Secondary Obligations. Further, the Lender shall have no obligation whatsoever for maintenance, protection, preservation or liquidation of any security for the Secondary Obligations.

11.           In the event any payments are made by the Borrower to the Creditor or any amounts are received by the Creditor contrary to the provisions of this Agreement, the Creditor will promptly remit said payments or amounts to the Lender. Upon failure to so remit, the Lender shall have the right to proceed directly against the Creditor for any such amount.

12.           The Creditor agrees to pay all reasonable counsel fees and expenses which the Lender may incur in protecting or enforcing any of its rights hereunder against the Creditor.

13.           The parties acknowledge that breach of this Agreement by the Creditor could cause irreparable harm to the Lender for which there may be no adequate remedy at law; and, therefore, the Lender is entitled to seek injunctive relief in the event of an anticipated or actual breach by the Creditor of the terms hereof.

14.           This Agreement shall be binding upon the Creditor and their successors and assigns, and all of the Lender's rights hereunder shall inure to the benefit of its successors and assigns.

15.           This Agreement shall be construed and interpreted in accordance with the laws of the State of North Carolina, including its conflict of laws principles.  Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if Lender so elects, be instituted in any court sitting in the North Carolina, in the city in which Lender’s chief executive office is located, or if none, any court sitting in the Chosen State (the “Acceptable Forums”). Creditor agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Creditor waives any right to oppose any motion or application made by Lender to transfer such proceeding to an Acceptable Forum.

16.           Any written notice required or permitted by this Agreement shall be delivered by depositing it (registered or certified mail, return receipt requested) in the U.S. mail, postage prepaid, addressed to the appropriate party at the address set forth on page 1 hereof, or by recognized overnight courier which provides evidence of delivery addressed to the appropriate party at the address set forth on page 1 hereof. A facsimile copy of this Agreement shall have the same force as an original version.

18. WAIVER OF JURY TRIAL. THE PARTIES HERETO MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS, WHETHER VERBAL OR WRITTEN, OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF LENDER RELATING TO THE ADMINISTRATION OF THE TRANSACTION CONTEMPLATED HEREBY OR ENFORCEMENT OF THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE SUBORDINATING CREDITOR HEREBY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO CLAIM OR RECOVER ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO, ACTUAL DAMAGES. THE SUBORDINATING CREDITOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF SENIOR CREDITOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SENIOR CREDITOR WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR SENIOR CREDITOR TO ENTER INTO THIS AGREEMENT AND ENTER INTO THE TRANSACTION CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the Creditor and Lender have executed this Agreement as of the 30 day of September, 2017.

Ryan Drexler

/s/ Ryan Drexler_______________________
       Name: Ryan Drexler

Crossroads Financial Group, LLC

By: /s/ Lee Haskin
Name: Lee Haskin
Title: CEO

STATE OF       Colorado
)

ss:

COUNTY OF Denver
)

On this the 30 day of September, 2017, before me Lisa Brasure, the undersigned officer, personally appeared Ryan Drexler, who executed the foregoing instrument for the purposes therein contained as his free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Lisa Brasure
Notary Public
My Commission Expires: 5/9/2020

Crossroads Financial Group, LLC, a North Carolina limited liability company
C/o The Forum at Stonecrest, LLC
11220 Elm Lane, Suite 200
Charlotte, NC 28277

Gentlemen:

As of the 30th day of September, 2017, MusclePharm Corporation and MusclePharm Enterprises Corp. (collectively, the “Borrower”) hereby acknowledges notice of the within and foregoing Subordination Agreement and agrees to all of the terms, provisions and conditions thereof. Borrower further agrees that, except as may be specifically permitted under the foregoing Subordination Agreement or with Lender’s written consent thereto first procured, Borrower shall not repay all or any part of the Secondary Obligations.

MusclePharm Corporation:

By:/s/ Ryan Drexler______________

     Name: Ryan Drexler
     Title: CEO & President

Canada MusclePharm Enterprises Corp:

By: /s/ Ryan Drexler______________

     Name: Ryan Drexler
     Title: CEO & President

[Notary Stamp]
/s/ Lisa Brasure
     Denver, CO
     9/30/17

Exhibit A